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                             |
Recording requested by, and  |
when recorded return to:     |
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Summa Metals Corp.           |
28281 Crown Valley Pkwy.     |
Suite 225                    |
Laguna Niguel, CA 92677      |
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                             |
                             |(Above space for Recorder's use)
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                       PLACER MINING CLAIM LOCATION NOTICE
                       -----------------------------------

     PLEASE TAKE NOTICE that on April 1, 1998, the persons named below have located an association placer mining claim, named "DEEP GOLD," situated on public surveyed land, in the south half of Section 11 and the south half of
Section 12, Township 10 South, Range 36 East, M.D.M., in the County of Inyo, State of California; and the discovery point and the boundary of this claim are marked by conspicuous and substantial monuments, clearly identified, at the at each claim corner, as follows:

     Commencing at the NE corner ("corner No. 1"), being the location monument, situated 100 feet due east of the County Road and 4,190 feet N65E from the SW corner of Section 12, Township 10 South, Range 26 East, M.D.M.; thence due west 1,120 feet to "corner No. 2"; thence N77W 2,100 feet to "corner No. 3"; thence S63W 2,320 feet to "corner No. 4"; thence N81W 2,380 feet to "corner No. 5," being the NW corner of the claim; thence due south 440 feet to "corner No. 6," being the SW corner of the claim; thence S81E 2,380 feet to "corner No. 7"; thence N63 E 2,320 feet to "corner No. 8"; thence S77E 2,100 feet to "corner No. 9"; thence due east 1,120 feet to "corner No. 10," being the SE corner of the claim; and thence 440 feet due north to "corner No. 1," the point of beginning and the point of discovery.

     Each corner of this claim and the location are marked with white-colored wooden monuments.

     This placer mining claim contains eighty (80) acres.

     The locators and owners of this placer mining claim are:

          Michael M. Chaffee, 28281 Crown Valley Parkway #225, Laguna Niguel, CA 92677; and Bruce Cooper, 28281 Crown Valley Parkway #225, Laguna Niguel, CA 92677; Raymond Baptista, 28281 Crown Valley Parkway #225, Laguna Niguel, CA 92677; and Bryan Jackowitz, 28281 Crown Valley Parkway #225, Laguna Niguel, CA 92677

     Attached hereto is a map showing a sketch of the outline of this placer mining claim.

Signed: /s/ Michael M. Chaffee                    Date: April 2, 1998
            ------------------------------
            MICHAEL M. CHAFFEE, for himself
            and as agent for Bruce Cooper,
            Raymond Baptista and Bryan Jackowitz